MERRILL LYNCH
FEDERAL
SECURITIES TRUST



FUND LOGO



Quarterly Report

May 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.










Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FEDERAL SECURITIES TRUST


DEAR SHAREHOLDER

Gross domestic product (GDP) growth rose 4.1% in the first quarter of 1999, as robust consumer spending continued to fuel US growth and prop up flagging economies globally. US consumer spending rose 6.8% in the first quarter of 1999, the fastest pace in nearly 15 years. In addition, had the US trade deficit not reached record levels in the quarter, GDP would have been reported much higher. Consequently, as a result of excessive growth, inflationary fears were kindled in the financial markets and interest rates rose during the three-month period ended May 31, 1999.

Many sectors of the US economy continued to remain vibrant. In April, new home sales were reported at a 978,000-unit rate, the second highest level ever recorded while vehicle sales in April rose to a 13-year high. The manufacturing sector was strong and appeared to be gaining momentum as the National Association of Purchasing Managers Index (NAPM), a measure of strength within the manufacturing sector of the US economy, rose to a 19-month high in May. More interestingly, strength within the manufacturing sector appeared to be broad based as every component within the NAPM index rose in May, with the exception of inventory accumulation. US labor market conditions remained taut. Although non-farm payrolls were reported to have increased by a meager 11,000 in May, the US unemployment rate continued to decline and is currently at a 29-year low of 4.2%. More importantly, hourly wages rose 0.4% in May and are up 3.6% from a year ago, the first year-over-year increase in 13 months. As a result of these series of strong economic reports, the Federal Reserve Board adopted a tightening toward monetary policy at its Federal Open Market Committee meeting in May.

Recent statements from Federal Reserve Board officials indicated they were concerned about the US economy growing too quickly. Although economic growth is exceptionally strong, inflationary pressures have yet to emerge. The core consumer price index (CPI), a broad measure of inflation excluding volatile food and energy costs, is up just 1.9% this year through April and 2.2% over the last 12 months. The last time the core CPI was this low over a 12-month period was in 1966. The inflation outlook remains positive as well. With the exception of the labor market, the US economy did not face any binding resource constraints. Capacity utilization rates were low and continued to create capacity overhang. This is the primary reason US corporations lacked the ability to raise prices.

With inflation presently at a 33-year low, we believed the Federal Reserve Board would ultimately raise interest rates in a pre-emptive measure to counter potential inflationary pressures because of tight labor market conditions. Nonetheless, we believed any increase in interest rates would be minimal for two reasons. First, with the possible exception of wage pressures, there are no indications other sectors of the economy are experiencing inflationary strains. Second, while many foreign countries have rebounded nicely from last year's global economic turmoil, there are still several countries in the midst of the recovery process. A sharp increase in US interest rates could be detrimental to the global economy. Key economic indicators, which dictate Federal Reserve Board policy, are employment reports, retail sales reports and CPI reports. (In fact, the Federal Reserve Board did increase interest rates by 25 basis points (0.25%) on June 30, 1999 after the Trust's quarter close.)


Portfolio Matters
During the quarter ended May 31, 1999, interest rates in the two-year-30-year range moved higher by approximately 30 basis points with most of the movement occurring in May. This continued the trend started early in the year. As of May month-end, the yields on five-year and ten-year Treasury notes were approximately 100 basis points higher than they were at the start of the year. Although the yield on the three-month Treasury bill remained relatively unchanged, moving just 17 basis points, the Eurodollar futures contracts moved higher by over 100 basis points. These interest rate increases signaled the likelihood of the short-term interest rate hike made by the Federal Reserve Board.


Merrill Lynch Federal Securities Trust
May 31, 1999


When interest rates move higher, prices on fixed-income securities generally fall. However, mortgage-backed securities (MBS) have performed remarkably well relative to other fixed rate securities. For both the quarter and year to date, the Salomon Smith Barney
(SSB) Mortgage Index had positive returns compared to the SSB Broad Index, the SSB Treasury Index and the SSB Corporate Index, which all had negative returns. The year-to-date returns are most illustrative. The unmanaged SSB Mortgage Index returned +0.82%, while the unmanaged SSB Broad Index, the unmanaged SSB Treasury Index and the unmanaged SSB Corporate Index returned -1.04%, -2.21% and -1.50%, respectively.

The portfolio benefited as a result of our shifting assets away from Treasury securities and almost entirely into MBS. Going forward, we expect to maintain our current strategy. From a yield perspective, MBS continue to be very attractive. A Government National Mortgage Association (Ginnie Mae) 6.50% MBS, with scheduled payments of principal and interest guaranteed by the US Government, ended the May quarter with a price of $97.50. This coupon, with a discount price, compares favorably with the yields on five-year and ten-year Treasury notes, which ended the quarter at 5.58% and 5.62%, respectively. Additionally, the interest rate increase at June 30, 1999 coupled with the monthly principal and interest payments on MBS should help dampen price volatility.

The portfolio was 98% invested in MBS as of May 31, with just 2% in net short-term securities. Within the MBS allocation there are three significant sectors. First, the 30-year MBS sector comprises 55% of the portfolio's net assets and is focused most heavily on coupons of 6%, 6.50% and 7% where (because the coupons are near current interest rates) prepayment concerns are minimized. For the higher coupons, we favor Ginnie Mae MBS and seasoned issues (those issued from five years to ten years ago) where prepayments have tended to be slow. Second, the 15-year MBS sector makes up over 20% of the portfolio and tends to be more defensive than the more volatile, longer average life, 30-year MBS. Again, we focused on 6.50% and 7% coupons that are priced close to par value. The last sector is comprised of multi-family MBS guaranteed by the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). This sector comprises 22% of the Fund's net assets. We can have slightly higher coupons in this sector because the underlying mortgages have prepayment penalties that generally protect us from unwanted prepayments. However, we avoid the higher coupons because high premium-priced MBS do not trade as well as discount and par priced MBS. Also, we focused on higher-quality properties because even though there is the Fannie Mae or Freddie Mac guarantee, we do not necessarily want to be paid-off at par in the case of a default.

The portfolio is generally structured around our goal of balancing attractive yield and total return potential. We believe that for 1999, coupon flow will provide the bulk of the return and that MBS coupons are very attractive at current prices.


In Conclusion
We thank you for your continued investment in Merrill Lynch Federal Securities Trust, and we look forward to discussing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and Portfolio Manager




July 9, 1999






Merrill Lynch Federal Securities Trust
May 31, 1999


PERFORMANCE DATA

About Fund Performance


Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.(There is no initial sales charge for automatic shareconversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                Ten Years/       Standardized
                                                   12 Month       3 Month    Since Inception     30-day Yield
                                                 Total Return   Total Return   Total Return     As of 5/31/99
ML Federal Securities Trust Class A Shares           +4.14%       +0.36%        + 41.26%            5.50%
ML Federal Securities Trust Class B Shares           +3.35        +0.27         + 47.14             4.95
ML Federal Securities Trust Class C Shares           +3.30        +0.26         + 36.06             4.90
ML Federal Securities Trust Class D Shares           +3.88        +0.40         +106.01             5.25

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Trust's ten-year/since inception periods are: Class A & Class C Shares, from 10/21/94 to 5/31/99; Class B Shares, from 12/23/91 to 5/31/99; and Class D Shares, for the ten years ended 5/31/99.


Merrill Lynch Federal Securities Trust
May 31, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                         +4.83%         +0.84%
Five Years Ended 3/31/99                   +6.18          +6.18
Inception (12/23/91)
through 3/31/99                            +5.51          +5.51

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                         +5.64%         +1.41%
Inception (10/21/94)
through 3/31/99                            +8.14          +7.15

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/99                         +4.78%         +3.78%
Inception (10/21/94)
through 3/31/99                            +7.26          +7.26

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                         +5.37%         +1.16%
Five Years Ended 3/31/99                   +6.73          +5.86
Ten Years Ended 3/31/99                    +7.99          +7.55

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Arthur Zeikel, Trustee
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jeffrey B. Hewson, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Federal Securities Trust
May 31, 1999


SCHEDULE OF INVESTMENTS
                                                             Face        Interest           Original
Issue                                                       Amount         Rate         Maturity Date(s)       Value
US Government Agency Mortgage-Backed Obligations*--98.16%

Federal Home Loan Mortgage Corporation       #W10002     $ 98,696,800     6.775(2)%       11/01/2003      $  100,979,164
Mortgage-Backed Securities--Multi-Family+++

Federal Home Loan Mortgage Corporation                            556    10.00            7/01/2019                  596
Participation Certificates                                  8,134,828    10.50       9/01/2000-9/01/2020       8,797,702
                                                            1,981,729    11.00       8/01/2010-9/01/2020       2,152,613
                                                            2,060,613    11.50       12/01/2011-6/01/2020      2,265,801
                                                              849,408    12.00       7/01/1999-6/01/2020         937,843
                                                            1,689,362    12.50       10/01/1999-7/01/2019      1,863,767
                                                            2,430,860    13.00       12/01/2004-2/01/2016      2,709,830

Federal Home Loan Mortgage Corporation                        281,000     6.00            4/01/2009              276,188
Participation Certificates--Gold Program                      193,093     6.50            9/01/2013              192,786
                                                           18,696,308     6.50            10/01/2028          18,294,380
                                                          132,388,817     7.00       1/01/2008-3/01/2013     134,796,009
                                                           16,846,444     7.00            9/01/2028           16,890,504
                                                           15,828,366     7.50       5/01/2009-10/01/2011     16,282,110
                                                              491,000     7.50            8/01/2017              501,714
                                                           15,514,883     8.00       1/01/2007-7/01/2012      16,055,909
                                                              129,630     8.00            10/01/2027             134,606
                                                            4,594,666     8.50       1/01/2025-7/01/2025       4,829,076
                                                            2,800,935    10.50      10/01/2020-12/01/2020      3,036,019

Federal Home Loan Mortgage Corporation       Trust 177     36,391,388     7.00            7/01/2026           36,580,496
REMICs**                                     Trust 134      1,039,618     9.00(1)         4/15/2022              237,813
                                             Trust 1220     5,152,683    10.00            2/15/2022            5,207,744

Federal National Mortgage Association                     182,953,386     6.00       11/01/2023-3/01/2029    173,928,227
                                                          352,912,056     6.50       12/01/2008-9/01/2028    348,478,872
                                                                  387     7.50            1/01/2025                  395
                                                              671,180     8.00       9/01/2024-9/01/2027         696,956
                                                            7,488,933     8.50       5/01/2010-5/01/2018       7,858,689
                                                           15,125,384     8.50(3)         7/15/2023           15,588,599
                                                           10,392,131     9.50            3/01/2020           11,054,630
                                                                3,818    10.50            9/01/2000                3,903
                                                           18,306,297    11.00       2/01/2011-11/01/2020     20,229,656
                                                               33,845    11.50            6/01/2015               37,630
                                                            1,104,551    13.00       8/01/2010-6/01/2015       1,235,599

Federal National Mortgage Association        #0160465      33,445,117     6.16(8)         8/01/2013           32,822,767
Mortgage-Backed Securities--Multi-Family+++  #0380332       9,537,266     6.195(7)        6/01/2005            9,471,033
                                             #0375610      13,800,456     6.465(7)        6/01/2004           13,843,319
                                             #0380021       6,281,178     6.49(9)         1/01/2008            6,336,139
                                             #0073240       4,873,076     6.50(7)         11/01/2002           4,883,687
                                             #0073809      10,433,254     6.515(10)       12/01/2001          10,471,923
                                             #0073894         976,395     6.525(7)        12/01/2003             981,473
                                             #0073885         879,631     6.545(9)        1/01/2007              884,595
                                             #0073873         758,394     6.625(9)        2/01/2007              766,001
                                             #0073221       1,447,336     6.715(7)        10/01/2005           1,465,746
                                             #0375015      19,155,522     6.79(7)         4/01/2004           19,439,206
                                             #0073915       1,503,510     6.87(9)         1/01/2007            1,536,334
                                             #0073910      11,691,911     6.875(9)        1/01/2007           11,957,213
                                             #0375043       3,534,145     6.895(9)        4/01/2007            3,619,753
                                             #0375007      11,953,416     6.94(9)         3/01/2007           12,273,120



Merrill Lynch Federal Securities Trust
May 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                                                             Face        Interest           Original
Issue                                                       Amount         Rate         Maturity Date(s)       Value
US Government Agency Mortgage-Backed Obligations* (concluded)

Federal National Mortgage Association        #0375012    $  3,240,270     6.95(9)%        4/01/2007       $    3,328,750
Mortgage-Backed Securities--Multi-Family+++  #0073944      13,707,156     6.96(9)         1/01/2007           14,082,056
(concluded)                                  #0073952       2,755,416     6.96(9)         1/01/2007            2,829,500
                                             #0073946       5,348,691     6.97(9)         2/01/2007            5,496,915
                                             #0073969       7,912,680     7.05(9)         2/01/2007            8,163,796
                                             #0073962       4,639,288     7.085(9)        2/01/2007            4,799,700
                                             #0073967       4,510,066     7.105(9)        2/01/2007            4,535,436
                                             #0073992       2,562,588     7.115(9)        2/01/2007            2,655,476
                                             #0375069       1,069,014     7.122(9)        4/01/2007            1,095,405
                                             #0073943       1,440,308     7.18(4)         2/01/2019            1,460,562
                                             #0073608       4,791,446     7.49(9)         8/01/2006            5,050,501
                                             #0375052       4,685,051     7.50(9)         3/01/2027            4,749,471
                                             #0109076       2,149,859     7.59(9)         8/01/2006            2,274,897
                                             #0160024       5,092,141     7.625(9)        11/01/2003           5,139,880
                                             #0160095       7,116,930     7.66(9)         3/01/2004            7,411,987

Federal National Mortgage Association        98-M1-IO2     98,223,082     0.68635(1)      2/25/2013            4,481,428
Mortgage-Backed Securities--                 94-M1-IO      74,399,169     0.87(1)         10/25/2003           2,185,476
REMICs**--Multi-Family+++                    98-M3-B       10,960,597     6.45            8/17/2013           10,703,681
                                             97-M8-A2      19,135,000     7.16            1/25/2022           19,682,835
                                             96-M3-A2      40,500,000     7.41            3/25/2021           40,575,938
                                             94-M3-B        3,706,122     7.71            4/25/2006            3,721,762
                                             94-M4-A        8,690,550     9.09514         8/25/2026            8,755,729

Federal National Mortgage Association        94-56-TB       5,239,230     6.50(1)         7/25/2022            1,446,607
REMICs**                                     Trust 273      4,601,583     7.00(1)         7/01/2026            1,201,173
                                             96-W1-AL       9,635,746     7.25            3/25/2026            9,762,123
                                             93-123-S       8,880,965    10.27812++       7/25/2000            8,908,673

Government National Mortgage Association                   78,777,497     6.50       10/15/2023-3/15/2029     76,872,548
                                                          198,480,793     7.00       4/15/2023-5/15/2029     198,830,901
                                                           83,177,275     7.50       1/15/2007-6/15/2028      85,146,895
                                                           62,324,671     8.00       1/15/2024-8/15/2026      64,788,432
                                                           25,523,593    10.00      12/15/2015-12/15/2021     28,052,922
                                                               73,894    10.50       1/15/2016-4/15/2021          81,868
                                                                  280    11.00            1/15/2016                  317
                                                                6,257    11.50            8/15/2013                7,090

Total US Government Agency Mortgage-Backed Obligations (Cost--$1,738,401,391)                              1,721,168,865

    Face
   Amount                            Issue

Repurchase Agreements***--1.60%

$28,100,000     Morgan Stanley & Co., Inc., purchased on 5/28/1999 to yield 4.73% to 6/01/1999                28,100,000

Total Repurchase Agreements (Cost--$28,100,000)                                                               28,100,000



Merrill Lynch Federal Securities Trust
May 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
                  Nominal Value                                                      Strike   Notification
               Covered by Options                   Issue                            Price        Date           Value
Options Purchased--0.00%

Call Options           37,952,238   Government National Mortgage Association,
Purchased                           30-Year, 6.625% Adjustable Rate Mortgage(5)(6)    100    9/20/2011(5) $       30,362

Total Options Purchased (Cost--$0)                                                                                30,362

Total Investments (Cost--$1,766,501,391)--99.76%                                                           1,749,299,227

Options Written--0.00%


Put Options            37,952,238   Government National Mortgage Association,
Written                             30-Year, 6.625% Adjustable Rate Mortgage(5)(6)    100    9/20/2011(5)        (37,952)

Total Options Written (Premiums Received--$0)                                                                    (37,952)

Total Investments, Net of Options Written (Cost--$1,766,501,391)--99.76%                                   1,749,261,275
Other Assets Less Liabilities--0.24%                                                                           4,140,482
                                                                                                          --------------
Net Assets--100.00%                                                                                       $1,753,401,757
                                                                                                          ==============

Net Asset      Class A--Based on net assets of $239,554,317 and 24,944,061 shares of beneficial
Value:                  interest outstanding                                                              $         9.60
                                                                                                          ==============
               Class B--Based on net assets of $634,524,718 and 66,088,361 shares of beneficial
                        interest outstanding                                                              $         9.60
                                                                                                          ==============
               Class C--Based on net assets of $52,022,322 and 5,418,769 shares of beneficial
                        interest outstanding                                                              $         9.60
                                                                                                          ==============
               Class D--Based on net assets of $827,300,400 and 86,168,647 shares of beneficial
                        interest outstanding                                                              $         9.60
                                                                                                          ==============


 (1)Represents the interest only portion of a mortgage-backed obligation.
 (2)Represents balloon mortgages that are non-amortizing and have 7-year maturities.
 (3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
 (4)Represents balloon mortgages that amortize on a 22-year schedule and have 22-year maturities.
 (5)Represents European style options which can be exercised only on the notification date. These options, when combined, represent a standby purchase commitment whereby the Trust is obligated to purchase the outstanding principal amount of specific Ginnie Mae, 30-year, 6.625% Adjustable Rate Mortgage pools as of September 20,
    2011. For this commitment, the Trust receives a net 0.12% per annum based on the nominal value covered by the options.
 (6)Adjustable Rate Security. The interest rate resets annually at the 1-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
 (7)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
 (8)Represents balloon mortgages that amortize on a 15-year schedule and have 15-year maturities.
 (9)Represents balloon mortgages that amortize on a 25 or 30-year schedule and have 10-year maturities.
(10)Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
  ++Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of May 31, 1999.
 +++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums. *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
  **Real Estate Mortgage Investment Conduits (REMICs).
 ***Repurchase Agreements are fully collateralized by US Government
    Agency Obligations.